CONNECT WITH NATURE Investor Presentation | September 2020

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved. 2 S A F E H A R B O R S T A T E M E N T S Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements regarding the Company’s future business expectations, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may include, but are not limited to, statements relating to the Company’s objectives, plans, strategies and financial results. All statements (other than statements of historical fact) that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are often characterized by terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy” and similar expressions, and are based on assumptions and assessments made by management in light of their experience and their perception of historical trends, current conditions, expected future developments and other factors they believe to be appropriate. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, including the following: adverse impacts of the global COVID- 19 pandemic; laws and regulations regarding direct selling may prohibit or restrict our ability to sell our products in some markets or require us to make changes to our business model in some markets; extensive government regulations to which the Company's products, business practices and manufacturing activities are subject; legal challenges to the Company's direct selling program or to the classification of its independent distributors; impact of anti-bribery laws, including the U.S. Foreign Corrupt Practices Act; the Company’s ability to attract and retain independent distributors; the loss of one or more key independent distributors who have a significant sales network; the Company’s joint venture for operations in China with Fosun Industrial Co., Ltd.; registration of products for sale in foreign markets, or difficulty or increased cost of importing products into foreign markets; cybersecurity threats and exposure to data loss; the storage, processing, and use of data, some of which contain personal information, are subject to complex and evolving privacy and data protection laws and regulations; reliance on information technology infrastructure; the effect of fluctuating foreign exchange rates; liabilities and obligations arising from improper activity by the Company’s independent distributors; failure of the Company’s independent distributors to comply with advertising laws; changes to the Company’s independent distributor compensation plans; geopolitical issues and conflicts; negative consequences resulting from difficult economic conditions, including the availability of liquidity or the willingness of the Company’s customers to purchase products; risks associated with the manufacturing of the Company's products; uncertainties relating to the application of transfer pricing, duties, value-added taxes, and other tax regulations, and changes thereto; changes in tax laws, treaties or regulations, or their interpretation; actions on trade relations by the U.S. and foreign governments; product liability claims; the sufficiency of trademarks and other intellectual property rights; and our cannabidiol (CBD) product line is subject to varying, rapidly changing laws, regulations, and rules. These and other risks and uncertainties that could cause actual results to differ from predicted results are more fully detailed under the caption “Risk Factors” in our reports filed with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports filed on Form 10-Q. All forward-looking statements speak only as of the date of this presentation and are expressly qualified in their entirety by the cautionary statements included in or incorporated by reference into this presentation. Except as is required by law, the Company expressly disclaims any obligation to publicly release any revisions to forward-looking statements to reflect events after the date of this presentation. Non-GAAP Financial Measures We have included information which has not been prepared in accordance with generally accepted accounting principles (GAAP), such as information concerning non-GAAP net income and Adjusted EBITDA. We utilize the non-GAAP measures of non-GAAP net income and Adjusted EBITDA in the evaluation of our operations and believe that these measures are useful indicators of our ability to fund our business. These non-GAAP financial measures should not be considered as an alternative to, or more meaningful than, U.S. GAAP net income (loss) as an indicator of our operating performance. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of Nature’s Sunshine Products’ performance in relation to other companies. We have included a reconciliation of Net Income to Adjusted EBITDA, the most comparable GAAP measure. We have also included a reconciliation of GAAP net income to Non-GAAP net income and Non-GAAP Adjusted EPS, in the appendix. We believe presenting the impact of foreign currency fluctuations is useful to investors because it allows a more meaningful comparison of net sales of our foreign operations from period to period. Net sales excluding the impact of foreign currency fluctuations should not be considered in isolation or as an alternative to net sales in U.S. dollar measures that reflect current period exchange rates, or to other financial measures calculated and presented in accordance with U.S. GAAP.

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved. 3 Nature holds the answers, we bottle them. Our mission is to make the healing power of nature accessible to everyone.

NATURE'S SUNSHINE

FEEL THE POWER…

- **Nature's Sunshine changed the world** ~50 years ago as the first company to put herbs into easy-to-take capsules
- **We sell 600+ products** across seven different categories around the world
- Sophisticated in-house R&D capabilities via owned **Hughes Center for Research & Innovation**
- We manufacture most of our products in the U.S., **ensuring optimal quality and safety**
- We are executing a brand pivot supported by important **consumer lifestyle changes**

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved.
4

WE ARE ADDRESSING A CONSUMER THAT HAS CHANGED

The consumer is in control

Brands are treated as celebrities

Experience as important as product

Digital first

Engaging more thoroughly in their health

Higher Engagement

Think About Their Health Daily


54%
62%
64%
Boomers
Gen X
Millennials

Always Looking For Ways to be Better


48%
59%
68%
Boomers
Gen X
Millennials

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved.

5

OUR RESPONSE TO TODAY'S CONSUMER DEFINES OUR VISION

Vision

SHARE THE HEALING POWER OF NATURE, WITH EVERYONE.

How?

- **Offer** specialty products, customization and personal service
- **Create lifestyle** branding and storytelling
- **Leverage** websites, e-commerce and digital marketing to drive customer loyalty
- **Deliver customized experiences** to encourage trial and repeat purchases

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved.

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NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved. 7 1 2020 NBJ Supplement Business Report. 2 Oct 2019 NBJ Volume XXIV, No. 9. W E A R E A T T A C K I N G A L A R G E & S T E A D I L Y G R O W I N G M A R K E T U.S. Supplement Industry Sales¹ U.S. Supplements by Category¹ $41.2 $43.4 $46.1 $48.7 $54.5 $57.8 $59.5 $62.4 2016 2017 2018 2019 2020E 2021E 2022E 2023E Asia & Europe Markets Represent ~$60B & ~$25B Markets, Respectively² 18% Specialty/Other 20% Herbs & Botanicals 30% Vitamins 6% Minerals 12% Meal Supplements 14% Sports Nutrition $ in Millions

OUR U.S.-BASED MANUFACTURING DRIVES OPERATIONAL EXCELLENCE

- Highest quality raw ingredients for bioavailability
- 600+ tests to ensure each formula does exactly what's intended
- Strict compliance with FDA standards
- **NSP Labs:** state-of-the-art, 285,000 sq. ft. manufacturing facility in Spanish Fork, UT
- **Hughes Center for Research & Innovation:** 5,400 sq. ft. office, lab and clinical space in Lehi, UT


PURE.
POTENT.
PROVEN

CERTIFICATIONS

ISO 17025 · HALAL · ISO 9001Certified · NSF · UDAF · CERTIFIED · K · TGA CERTIFIED · USDA ORGANIC · GMP

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved.
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DIVERSE PRODUCT PORTFOLIO

General Health	Digestive	Cardiovascular	Personal Care	Immune	Weight Management
Blood sugar support, bone health, cellular health, cognitive function, joint health, mood, sexual health, sleep, sports & energy, and vision	Regulate intestinal and digestive functions in support of the human digestive system	Combine a variety of superior heart health ingredients to give the cardiovascular system optimum support	Oils and lotions, aloe vera gel, herbal shampoo, herbal skin treatment, toothpaste and skin cleanser	Support and strengthen the human immune system	Healthy meal replacements and products that increase caloric burn rate
% of 2019 Sales[1]					
35%	23%	21%	8%	7%	7%

[1]May not foot due to rounding.

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved.

9

GLOBAL MARKETS SERVED

Retailers, Practitioners, Business Builders & E-Commerce

NATURES SUNSHINE AROUND THE WORLD SYNERGY



Nature's Sunshine
Synergy
Shared Markets

NATURE'S SUNSHINE

- Australia
- Canada
- China
- Colombia
- Dominican Repub.
- Ecuador
- El Salvador
- Guatemala
- Honduras
- Mexico
- New Zealand
- Panama
- Poland
- U.K.
- Ukraine
- United States

Russian Markets
(Armenia, Azerbaijan, Belarus, Kazakhstan, Kyrgyzstan, Moldova, Russia, Tajikistan, Turkmenistan, Uzbekistan, Georgia

SYNERGY WORLDWIDE

- Austria
- Canada
- Czech Republic
- Denmark
- Finland
- Germany
- Hong Kong
- Iceland
- Indonesia
- Ireland
- Italy
- Japan
- Korea
- Malaysia
- Netherlands
- Norway
- Poland
- Slovenia
- Spain
- Sweden
- Taiwan
- Thailand
- United Kingdom
- United States

SALES BY REGION[1]



6%
Latin America
17%
Europe
38%
Asia
38%
North America

[1]May not foot due to rounding.

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved.

10

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved. 11 O U R F I V E G L O B A L G R O W T H S T R A T E G I E S Brand Power The Right Stuff Manufacturing Inc. Field Energy Digital First

#1 — BRAND POWER

Capturing the imagination of distributors & clients with “rockstar” branding

How?

- Revitalizing our brand with new packaging & advertising
- Restructuring our existing product portfolio to drive growth
- Revolutionizing our product lineup

Early actions

- New packaging, company positioning, labels & color schemes
- “Become a Force of Nature” Ad Campaign
- qemp CBD launch in 2020, relief cream & qemp ZERO (zero THC)



NASDAQ: NATR | ©2020 Nature’s Sunshine Products, Inc. All rights reserved.

BRAND POWER IN ACTION

New Packaging – Label

New look, same great quality products

Transparency

Vegetarian capsules where possible

Embossed icon on cap


NATURES SUNSHINE
Turmeric Curcumin
1000 MG CURCUMINOIDS
Includes Black Pepper for Enhanced Absorption
Dietary Supplement
60 VEG CAPS
HERBAL EXPERTS since 1972

Non-GMO, organic, vegan, other icons where possible

Herbal experts since 1972

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved.
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NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved. 14 B R A N D P O W E R I N A C T I O N New Branding – Macro Botanicals & Macro Science Photography

BRAND POWER IN ACTION

qemp – Not Another CBD Product


qemp
CBD OIL
30 MG
CBD
WHOLE SPECTRUM HEMP EXTRACT
DIETARY SUPPLEMENT
1 FL OZ (30 ML)
qemp
CBD OIL
17 MG
CBD
WHOLE SPECTRUM HEMP EXTRACT
DIETARY SUPPLEMENT
1 FL OZ (30 ML)
qemp
CBD OIL + HERBS
DAYTIME
FORMULA
25 MG
CBD
WHOLE SPECTRUM HEMP EXTRACT
DIETARY SUPPLEMENT
qemp
CBD OIL + HERBS
NIGHTTIME
FORMULA
375MG
CBD
WHOLE SPECTRUM HEMP EXTRACT
TOPICAL SERUM
1/3 FL OZ (10 ML)

- Proprietary whole spectrum CBD oil that delivers targeted bio cannabinoids triggering specific receptors in the body
- Addresses a ~$4.7B market expected to grow to $12.4B by 2023 (38% CAGR)[1]
- Uniquely backed by our science and R&D prowess
- Traceability and improved sourcing bring compounds that deliver better performance, quality and transparency than any other CBD company
- Combining our CBD oil with whole herbs and essential oils in a way only we can deliver

[1] Bright Field Group – 2020 US CBD Market Report

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved.

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NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved. 16 # 2 — F I E L D E N E R G Y Managing the details to create a magical consumer experience How? • Greater focus on the “source of sales” • Developing tools and systems to encourage repeat purchases • Improving omnichannel capabilities Early actions • Field Fundamentals/Analytics • Groundbreaking new business model for North America launched September 1 st

FIELD ENERGY IN ACTION

"Subscribe & Thrive" Business Model – North America/LATAM


NATURES SUNSHINE
SHOP
HEALTH TOPICS
LEARN
ABOUT
SHARE
TOOLS
Probiotic Eleven®
0 Reviews
$27.10 Subscribe & Thrive
Stock# 1510 | In Stock
90 Capsules
Day-to-day stress, aging, poor diet and more. You'll feel it ALL in your gut, so give your gut the support it deserves with powerful probiotics. Probiotic Eleven is a potent blend of 11 strains of friendly bacteria to help regulate digestive and intestinal function.
Aids in the digestive process
Supports a healthy gut environment
Provides 11 strains of friendly bacteria
SELECT YOUR SAVINGS
SUBSCRIBE & THRIVE
$25.30
$36.15
SAVE 30%
FREE Shipping (1 per month)
One-click pause or cancel
Choose your schedule and frequency
Every 30 Days
CONSULTANT
$27.10
$36.15
Quantity: 1
SUBSCRIBE & THRIVE

Offering new suite of business tools, updated services & new customer-focused rewards

Integrates new consumer-facing programs promoting:

- Subscriptions
- Community
- Memberships
- Sharing & Referrals
- Personalization

Introduces dynamic distributor programs:

- New sales kits
- Customer-driven rewards
- Quick pay
- Single, contemporized compensation plan

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved.

17

#3 — DIGITAL FIRST

Move from transactional to personal relationships through an exceptional user experience that drives loyalty & affinity

How?

- Building next-gen digital capabilities
- Developing digital toolkit and community
- Leveraging data to customize support

Early actions

- Distributor benefits
  - Augmented our websites to allow personal URLs for partners
  - Added email and social media campaign functionality to allow for greater connectedness
  - Providing key data on new and existing customers to allow for better insights
- Consumer benefits
  - Contextual search features
  - Affiliate marketing opportunities



NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved.

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved. 19 D I G I T A L F I R S T I N A C T I O N Shop for Products by Health Topic Product Category Body Systems

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved. 20 D I G I T A L F I R S T I N A C T I O N

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved. 21 # 4 — M A N U F A C T U R I N G , I N C . Unleash the top-tier manufacturing capabilities we already possess How? • Leveraging our strengths to streamline processes • Upgrading our manufacturing facilities for safe and secure production • Using our significant production capacity for further profitable expansion Early actions • Recently obtained USDA Organic and ISO 9001 certifications • Updated Kosher certification • Build contract manufacturing capabilities

#5 — THE RIGHT STUFF

Create a high-performance team fully aligned and focused on winning

How?

- Building a high-performance-oriented global organization
- Streamlining business processes to improve overall cost and efficiency
- Enhancing leadership training and development programs

Early actions

- Launched new operating business units organized by region
- Allows us to be more responsive and closer to our customer
- Early success
  - 39% Q2-20 vs. Q2-19 revenue growth in China
  - 3% Q2 revenue growth in the U.S. and Europe
  - Annualized cost savings of $10M for 2019




THE FUTURE STARTS TODAY

2901
2901

FIELD



NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved.

MANAGEMENT TEAM



Terrence Moorehead
CEO

25+ years of experience in the retail consumer products industry, including several leadership positions at Avon products.

Previously CEO of Carlisle Etcetera and Dana Beauty

Significant Expertise in DTC and business transformation



Joseph Baty
CFO

Previously EVP and CFO at Schiff Nutrition International

Named CFO of the Year in the large public company category by Utah Business Magazine in 2012



Dan Norman
EVP, President of Asia Pacific

Extensive experience in the network marketing industry and deep background in information technology

Previously opened businesses in more than two dozen countries across Asia, Europe and Latin America.

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved.

23

MANAGEMENT TEAM (CONT.)



Eddie Silcock

EVP, President of North America

Served as chief sales officer for Perfectly Posh
and VP of global sales
at Young Living Essential Oils

22 years of experience in several senior leadership roles with Avon Products



Bryant Yates

EVP, President of Europe

Served in various leadership capacities with Nature's Sunshine since 1999

Opened Nature's Sunshine's markets in Eastern Europe and led significant international expansion across the globe



Tracee Comstock

VP, Human Resources

From Sep 2016 to Nov 2017, served as VP of Human Resources at Younique, LLC, a leading online peer-to-peer social selling platform in makeup and skincare products.

From May 2013 to Sep 2016, held senior human resources positions at Young Living Essential Oils, Weave and Sun Edison.

Also served as president and member of the board of directors of Salt Lake SHRM, a human resources organization in Utah.

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved.
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NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved. 25 K E Y S T A T S 1 1 Source: Capital IQ 2 As of the second quarter ended June 30, 2020. 3 See appendix for a reconciliation of this non-GAAP term. 4 Excludes $22.0M of lease liabilities. Trading data @ (8/28/20) Valuation Measures @ (8/28/20) Financial highlights (TTM Q2-20) Stock Price $11.13 $5.50/$11.72 52 week low/high 38.11k Avg. daily Vol. (3 mo.) 19.5M Shares outstanding 45% Public float, est. 78% Institutional/strategic owner holdings Enterprise Value $176.4M $217.2M Market cap 0.5x EV/TTM 2020 revenue 4.9x EV/TTM 2020 Adj. EBITDA 2 3 Adjusted EBITDA3 $35.2M $363.4M Total revenue 74.0% Gross margin $10.7M Non-GAAP net income 3 $70.3M Cash & equivalents 2 $6.9M Total debt 2 4 $226.9M Total assets 2 $87.7M Total liabilities 2 $139.2M Total equity 2

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved. 26 H I S T O R I C A L F I N A N C I A L P E R F O R M A N C E $341.2 $342.0 $364.8 $362.2 $363.4 2016 2017 2018 2019 TTM Q2-20 Revenue Adj. EBITDA 1 $18.1 $12.2 $17.6 $31.2 $35.2 2016 2017 2018 2019 TTM Q2-20 Revenue Accelerant Opportunities • Increase productivity of managers & distributors • New products, including qemp • Stronger regional-focused sales teams • International market growth (China, Eastern Europe) Margin Drivers • Drive surplus manufacturing efficiencies • Improve manufacturing costs • Continue SG&A cost efficiencies $ in Millions $ in Millions 1 See appendix for a reconciliation of this non-GAAP term. • Adj. EBITDA margin expansion from 5.3% in ’16 to 9.7% TTM • Adj. EBITDA has doubled in two short years (’18 to TTM)

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved. 27 WH Y N A TU R E’ S S U N S H I N E? Expansive product platform, grounded in science, manufactured and tested in the USA Enormous market opportunity with a product platform addressing global consumer trends in health and wellness Brand repositioning better serves today’s more informed consumer Five meaningful, global growth opportunities to further scale our brands Well-positioned financially – significant cash position, healthy EBITDA generation, low debt

CONTACT US Investor Relations Contact Cody Slach Senior Managing Director, Gateway Investor Relations (949) 574-3860 NATR@gatewayir.com

APPENDIX

BOARD OF DIRECTORS



J. Christopher Teets
Chairman

- Partner at Red Mountain Capital Partners
- Former vice president at Goldman Sachs (NYSE: GS)



Mary Beth Springer
Lead Independent Director

- Previously served as an executive VP and general manager at The Clorox Company (NYSE: CLX)
- Independent board member for Central Garden & Pet (NASDAQ: CENT)



Lily Zou
Independent Director

- Currently serves as CEO of Fosun Pharma (HKSE: 2196)
- Former executive director of business development and licensing for Sandoz, a Novartis division (NYSE: NVS) focusing on biosimilars and generics



Jeffrey Watkins
Independent Director

- CCO at Prescott Group Capital Management
- Served as a portfolio manager at Capital Advisors for 18 years



Rob Straus
Independent Director

- Portfolio manager and analyst at Wynnefield Capital since 2015
- Over 20 years of experience in the investment banking industry



Robert Mercer
Independent Director

- Director & secretary at the Joseph James Morelli Legacy Foundation
- Previously served as vice president of dealer operations and general counsel and secretary for Mazda North America



Richard Moss
Independent Director

- Senior finance executive with extensive experience in corporate finance, tax, risk management, and strategy in consumer product and healthcare related businesses
- Most recently was CFO of Hanesbrands (NYSE: HBI) and CFO for Chattem



Heidi Wissmiller
Independent Director

- Over 25 years of senior management experience for notable companies in the consumer products and direct marketing space
- Most recently served in multiple C-suite positions for Rodan + Fields, including chief growth officer and chief operating officer of global field sales and operations.

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved.

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NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved. 31 A DJU S TED EB I TDA R EC ON C I L I A TI ON 2016 2017 2018 2019 2020 TTM Net Income $ 675 $(13,795) $ (1,202) $ 6,929 $ 11,710 Adjustments: Depreciation an amortization 4,808 8,634 9,806 10,599 10,681 Share-based compensation expense 3,217 2,218 2,170 2,120 2,399 Other (income) loss, net* 773 (1,835) 2,151 483 1,642 Provision for income taxes 8,591 17,017 4,402 8,713 9,019 Other adjustments (1) 252 2,375 (214) Adjusted EBITDA $ 18,064 $ 12,239 $ 17,579 $ 31,219 $ 35,237 (1) Other Adjustments CEO transition $ 2,518 Restructuring related expenses 1,525 2,375 421 Gain on sale of properties (3,791) (635) Total adjustments $ - $ - $ 252 $ 2,375 $ (214) RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

NASDAQ: NATR | ©2020 Nature's Sunshine Products, Inc. All rights reserved. 32 N ON - GA A P N ET I N C OM E R EC ON C I L I A TI ON TTM Q2 2020 Net Income $ 11,710 Adjustments: Restructuring related expense 421 VAT refund (635) Tax impact of adjustments (128) Total adjustments (342) Non-GAAP net income $ 11,368 Reported income attributable to common shareholders $ 11,035 Total adjustments (342) Non-GAAP net income attributable to common shareholders $ 10,693 NON-GAAP NET INCOME RECONCILIATION